UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 22, 2005
TOWER AUTOMOTIVE, INC.
(Exact name of Registrant as specified in its charter)
DELAWARE
(State or Other Jurisdiction of Incorporation)

1-12733 (Commission File Number)	41-1746238 (IRS Employer Identification No.)
27175 HAGGERTY ROAD, NOVI, MICHIGAN 48377
(Address of Principal Executive Offices) (Zip Code)
(248) 675-6000
(Registrant’s Telephone Number, Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 ( c))

Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
SIGNATURES

Section 4— Matters Related to Accountants and Financial Statements
Item 4.02(a) Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review
On December 22, 2005, based upon a review of management’s recommendation, the Audit Committee of the Board of Directors of Tower Automotive, Inc. (the “Company”) concluded that the Company must correct the presentation of its Consolidated Statements of Cash Flows for the year ended December 31, 2004, appearing in its Annual Report on Form 10-K and for each of the interim periods of fiscal 2004 and for the first two interim periods of fiscal 2005{appearing in its Forms 10-Q containing each of those interim periods). Therefore, the consolidated cash flow statements in the above mentioned periods and the related auditors’ report, should no longer be relied upon.
During such periods, the Company was reporting capital expenditures in its consolidated statements of cash flows on an accrual basis rather than on a cash basis. Accordingly, the Company reported capital expenditures in the consolidated statements of cash flows in the period in which the Company acquired legal title to the related property, plant or equipment rather than when the Company actually paid the vendor for such property, plant or equipment. The impact of correcting the presentation of capital expenditures in the consolidated statements of cash flows from an accrual basis to a cash basis will decrease or increase cash provided by operations with a corresponding decrease or increase in cash utilized in investing activities
This correction in presentation does not affect the Company’s results of operations, financial position or net changes in cash and cash equivalents for any of the above mentioned periods. The Company’s management and Audit Committee have discussed this matter with Deloitte & Touche LLP, the Company’s independent registered public accounting firm.
This matter arose during the preparation of the Company’s quarterly report on Form 10-Q for the third quarter of 2005. The Company intends to file such Form 10-Q in the near future, which filing will disclose the impact of the above matter.
The Company does not intend to amend its Form 10-K for the year ended December 31, 2004 and its Forms 10-Q for the first and second quarter of 2005. Rather, the Company intends to correct the presentation of the Company’s historical consolidated statements of cash flows for the above mentioned periods when filing its upcoming Form 10-K for the year ended December 31, 2005 and subsequent periodic filings on Form 10-Q.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TOWER AUTOMOTIVE, INC. Registrant
Date: December 22, 2005	/s/ Christopher T. Hatto
Christopher T. Hatto
Chief Accounting Officer